Other operating expenses (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of other operating expenses [Abstract]
Royalties, net of asset tax (ITAN) and penalties (a)	[1]	$ 55,088	$ 243,798	$ 0
Other expenses		13,595	15,028	24,107,000
Miscellaneous other operating expense		$ 68,683	$ 258,826	$ 24,107,000

[1]	For the year ended December 31, 2018, mainly represents penalties for income tax related to disputed mining royalties for the year 2006 through the year 2011 of US$33.8 million, penalties on disputed mining royalties for the period January 2009 through December 2013 of US$17.7 million and profit sharing adjustments related to GEM refund of US$3.6 million.